Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is effective as of February 28, 2011 by and between Orange 21 Inc., a Delaware corporation (the “Company”), and Harlingwood (Alpha), LLC, a Delaware limited liability company (“Investor”).

RECITALS

In consideration of Investor’s purchase from the Company of 712,121 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and for other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Investor agree as follows:

1.	Registration Rights.

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

(a) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

(b) “Holder” means Investor or any Person to whom Investor assigns the rights to cause the Company to register Registrable Securities pursuant to Section 1 in accordance with Section 1.9.

(c) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(d) Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(e) “Registrable Securities” means the Shares and any other shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares; provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a Person in a transaction in which his or her rights under this Agreement are not assigned in accordance with Section 1.9. Notwithstanding the foregoing, Other than in connection with an underwritten offering of Common Stock by the Company, Registrable Securities shall only be treated as Registrable Securities if and so long as they (i) have not been sold in a public distribution or a public securities transaction or pursuant to Rule 144, or (ii) may not be immediately sold to the public without registration or restriction (including as to volume) under the Securities Act, including pursuant to Rule 144.

(f) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(g) “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

(h) “SEC” means the Securities and Exchange Commission.

(i) “Securities Act” means the Securities Act of 1933, as amended.

1.2 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holder) any of the Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to (a) employee benefit plans on Form S-8 (or any successor form), (b) a transaction covered by Rule 145 under the Securities Act, (c) a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, (d) a registration on Form S-4 (or any successor form), or (e) a rights offering), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within five business days after receipt of such notice from the Company, the Company shall, subject to the provisions of Section 1.6, cause to be registered under the Securities Act all of the Registrable Securities that the Holder has requested to be registered; provided, however, Holder shall not be entitled to register less than 100,000 shares (except to the extent the number of shares is reduced pursuant to Section 1.6).

1.3 Obligations of the Company. Whenever causing Registrable Securities to be registered pursuant to this Section 1, the Company shall:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and to keep such registration statement continuously effective under the Securities Act, except as provided herein, until the date which is the earlier date of (i) when all Registrable Securities have been sold, (ii) except for an underwritten offering, when all Registrable Securities may be sold without volume limitation pursuant to Rule 144, or (ii) 90 days after the initial effective date (the “Effectiveness Period”).

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the Effectiveness Period.

(c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of Registrable Securities; provided, however, that the foregoing obligation shall be deemed satisfied if such material is available through EDGAR or on or through the Company’s website.

(d) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Subject to Section 1.7, the Holder shall also enter into and perform its obligations under such an agreement.

(f) Notify the Holder at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; such obligation to continue for the duration of the Effectiveness Period.

(g) Use its commercially reasonable efforts to cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Advise the Holder, promptly after the Company receives notice or obtains knowledge, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

(j) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and notify the Holder of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information, and furnish to the Holder at least three business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and not file any thereof to which the Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder.

1.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

1.5 Expenses of Registration. The Company shall pay for all registration expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 (including, without limitation, all registration, filing and qualification fees, and printer’s fees) and the fees and costs of one counsel for the Holder; provided, however, the Company shall not be responsible for paying any fees of counsel for the Holder in excess of $10,000. All selling expenses relating to the Registrable Shares (including any underwriting discounts and commissions) and the fees of counsel for the Holder, if any, in excess of $10,000 shall be borne by the Holder.

1.6 Underwriting Requirements. In connection with any offering involving an underwriting of shares of Common Stock, the Company shall not be required under Section 1.2 to include any of the Holder’s Registrable Securities in such underwriting unless the Holder accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. A Holder desiring to participate in such registration shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. If the total amount of securities, including Registrable Securities, requested by all stockholders of the Company to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holder and other selling stockholders which have requested to participate in such registration as the result of the exercise of rights of the type contained in Section 1.2 according to the total amount of securities requested to be included therein by the Holder and each such other selling stockholder or in such other proportions as shall mutually be agreed to by Holder and other such selling stockholders).

1.7 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, liabilities (joint or several), action to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) and any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, under which the Registrable Securities of the Holder were registered under the Securities Act, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (y) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, underwriter or controlling person, or (z) any action by the Holder, underwriter or controlling person in violation of applicable law with respect to the sale of the Registrable Securities. The indemnity under this Section 1.7(a) shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such underwriter or controlling person and shall survive the transfer of such securities by the Holder.

(b) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, and any controlling person of any such underwriter against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration, and any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided, further, however, that in no event shall any indemnity under this subsection 1.7(b) exceed the gross proceeds from the offering received by the Holder, less any offering or selling expenses, except in the case of willful fraud by the Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a material conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. The failure to deliver written notice to the indemnifying party within 20 days after the indemnified party is served with such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7. Any consent to entry of any judgment or settlement shall not require the written consent of the indemnified party if such consent or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation and (ii) does not contain any restrictions on the indemnified party which would apply after the consent or settlement becomes effective.

(d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by the Holder under this Subsection 1.7(d) exceed the gross proceeds from the offering received by the Holder, less any offering or selling expenses, except in the case of willful fraud by the Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) The obligations of the Company and Holder under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.8 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned only by a Holder to a transferee or assignee of all of the Registrable Securities; provided, however, that as a condition precedent to such assignment: (a) the transferor shall concurrently with such transfer furnish to the Company written notice of the name and address of such transferee or assignee, (b) such transferee or assignee agrees in writing to be bound by and subject to all restrictions and conditions set forth in this Agreement and (c) such transferee or assignee shall not be a Person, or a director, officer, employee or representative of a Person, that competes with the business of the Company.

1.9 Preparation. In connection with the preparation and filing of a registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and its counsel and accountants copies of drafts of the registration statement, and Holder and its counsel may submit comments to the Company (subject to the Company’s ultimate discretion as to the contents), and each amendment thereof or supplement thereto.

1.10 Discontinue Disposition. Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.3(f), such Holder shall immediately discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder is informed by the Company that the Holder may dispose of Registrable Securities pursuant to the registration statement covering such Registrable Securities.

1.11 Termination Prior to Effectiveness. Notwithstanding anything to the contrary in this Agreement, the Company has the right, exercisable in its sole discretion, to defer, terminate or withdraw any registration initiated by it prior to the effectiveness of such registration, whether or not any Holder has elected to include any or all of the Registrable Securities in such registration.

1.12 Control of Registration. Except as otherwise provided in this Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of any registration statement, the selection of underwriters, and the distribution of any preliminary prospectus included in a registration statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security holders.

2.	Miscellaneous.

2.1 Entire Agreement. This Agreement and the Stock Purchase Agreement, of even date herewith, between the parties hereto (the “Purchase Agreement”) contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such subject matter.

2.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, provided such notice or communication is delivered via facsimile at the facsimile number specified on the signature page prior to 5:30 p.m. (San Diego time) on a business day and an electronic confirmation of delivery is received by the sender (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:30 p.m. (San Diego time) on any business day, (c) one business day following the date of mailing, if sent by a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

2.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

2.4 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All references in this Agreement to sections are to sections of this Agreement unless expressly otherwise indicated.

2.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

2.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to the principles of conflicts of law thereof.

2.7 Venue and Arbitration. Subject only to the arbitration provisions of this Agreement, the parties hereto hereby irrevocably submit to the exclusive jurisdiction of the state courts of the State of California in San Diego County or the United States District Court for the Southern District of California, for the purposes of any lawsuit, action or other proceeding arising out of or based upon this Agreement and the subject matter hereof. Any dispute, controversy or claim arising out of or relating to this Agreement (other than claims for injunctive or equitable relief), including, but not limited to, the interpretation, breach or termination thereof (including whether the claims asserted are arbitrable), shall be referred to and finally determined by arbitration in accordance with the Judicial Arbitration Mediation Services (“JAMS”) Comprehensive Arbitration Rules and Procedures if the matter in dispute is over $250,000 or under JAMS Streamlined Arbitration Rules and Procedures if the matter in dispute is $250,000 or less. The tribunal will consist of a sole arbitrator who shall be a retired judge, in accordance with California Code of Civil Procedure §§ 1280 et seq. The place of arbitration shall be San Diego, California. The language to be used in the arbitral proceedings will be the English language. The arbitrator shall be selected by mutual agreement of the parties or, if the parties cannot agree, then by striking from a list of arbitrators supplied by JAMS. The arbitration shall be a confidential proceeding, closed to the general public. The arbitrator shall issue a written opinion stating the essential findings and conclusions upon which the arbitrator’s award is based. The arbitrator may, in the award, allocate all or part of the costs of the arbitration, including the fees of the arbitrator, and fees and costs of the prevailing party. Judgment upon any award rendered by the arbitrator(s) shall be final, and may be entered in any court having jurisdiction.

2.8 Execution. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or pdf, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or pdf signature page were an original thereof.

2.9 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

2.10 Specific Performance. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Holder shall be entitled to specific performance of the Company’s covenants under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Signature Page Follows]

The parties have executed this Registration Rights Agreement as of the date first above written.

ORANGE 21 INC.

By:	/s/Seth W. Hamot
Name:	Seth W. Hamot
Title:	Chairman of the Board of Directors

Address for Notices:

Orange 21 Inc.

2070 Las Palmas Drive

Carlsbad, California 92011

Attention: Stone Douglass, Chief Executive Officer

Facsimile: (760) 804-8434

Email: sdouglass@021na.com

w/copy to:

John Hentrich

Sheppard, Mullin, Richter & Hampton LLP

12275 El Camino Real, Suite 200

San Diego, CA 92130-206

Facsimile No.: (858) 847-4865

Email: jhentrich@sheppardmullin.com

[signatures continued on next page]

HARLINGWOOD (ALPHA), LLC
By:	Harlingwood Investment Partners I, LLC, Manager

By	/s/ Fir Geenen
Fir Geenen, Manager

Address for Notices:

Harlingwood Alpha, LLC:

3580 Carmel Mountain Rd, Suite 460

San Diego, California 92130

Attention: Fir Geenen

Email: fmg@harlingwood.com

With a copy to:

Elkins Kalt Weintraub Reuben Gartside LLP

1800 Century Park East, 7th Floor

Los Angeles, California 90067

Attention: Frederick W. Gartside, Esq.

Fax No.: (310)746-4495

E-mail: fgartside@elkinskalt.com